UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

ARTESIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-18516 (Commission File Number)	51-0002090 (IRS Employer Identification No.)

664 Churchmans Road, Newark, Delaware (Address of principal executive offices)	19702 (Zip Code)

Registrant’s telephone number, including area code: 302-453-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2006, Artesian Resources Corporation (the “Company”) issued a press release reporting its financial results for the nine months and third quarter ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The foregoing information and the information set forth in Exhibits 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit Number	Exhibit Title

99.1	Press Release dated November 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION
Date: November 9, 2006	By:	/s/ DAVID B. SPACHT

David B. Spacht Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Title

99.1	Press Release dated November 6, 2006